WASHINGTON, DC 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1
                 Current Report Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934


       Date of Report (Date of earliest event reported) August 30, 1997

                             WASTE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                 NORTH CAROLINA
         (state or other jurisdiction of incorporation or organization)

                 0-22417                             56-0954929
           (COMMISSION FILE NO.)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

               3949 BROWNING PLACE, RALEIGH, NORTH CAROLINA 27609
          (address of principal executive offices, including zip code)

                                 (919) 782-0095
              (registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired. Item 7 of
     Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), does not require any financial statements of the business acquired to be filed with this report.





(b) Pro Forma Financial Information. As required by Item 7 of Form 8-K promulgated by the Commission under the Act, the following pro forma financial information is filed with this report:

                             WASTE INDUSTRIES, INC.
               INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL DATA

The following unaudited pro forma consolidated financial data (the "Unaudited Pro Forma Financial Data" ) of the Company have been derived by the application of pro forma adjustments to the historical financial statements of the Company for the periods indicated. The adjustments are described in the accompanying notes.

The Unaudited Pro Forma Financial Data give effect to (i) the August 30, 1997 purchase of equipment and customer contracts related to the solid waste collection business of BFI Rocky Mount-Kinston and (ii) certain other 1997 acquisitions (the "Other Acquisitions") as if these transactions occurred as of September 30, 1997 for purposes of the balance sheet data, and as of the beginning of each period presented for purposes of the statement of operations data. The Other Acquisitions consist of the following:

                                            Date
              Company                     Acquired            Principal Business            Location
              -------                     --------            ------------------            --------
Garner Area Disposal                  October 31, 1997   Commercial, Industrial and    Garner, NC
                                                         Residential Collection
American Waste Systems                October 31, 1997   Commercial, Industrial and    Atlanta, GA
                                                         Residential Collection
Royal DispozAll                       October 17, 1997   Commercial, Industrial and    Easley, SC
                                                         Residential Collection
Waste Management Chattanooga          May 15, 1997       Commercial, Industrial and    Chattanooga, TN
                                                         Residential Collection
BFI Charleston                        April 30, 1997     Commercial, Industrial and    Charleston, SC
                                                         Residential Collection and
                                                         Recycling
BFI Raleigh-Durham                    March 21, 1997     Residential Collection        Raleigh, NC

The Unaudited Pro Forma Financial Data do not give effect to any transactions other than the purchase of BFI Rocky Mount-Kinston and the Other Acquisitions discussed in the accompanying notes. The Unaudited Pro Forma Financial Data are provided for informational purposes only and do not purport to represent the results of operations or financial position of the Company had the transactions in fact occurred on such dates, nor do they purport to be indicative of the financial position or results of operations as of any future date or for any future period.

The purchase of BFI Rocky Mount-Kinston and the Other Acquisitions have been, or will be, accounted for using the purchase method of accounting. The total cost of the these acquisitions have been, or will be, allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values. The excess of the purchase price over the historical basis of the net assets acquired has not been allocated in the accompanying Unaudited Pro Forma Financial Data. The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable. The actual allocation of the purchase cost and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein.

The Unaudited Pro Forma Financial Data and accompanying notes should be read in conjunction with the financial statements of the Company for the year ended December 31, 1996 and related notes thereto included in the Company's Form S-1 Registration Statement (No. 333-25631).

                             WASTE INDUSTRIES, INC.
                     UNAUDITED PRO FORMA BALANCE SHEET DATA
                               SEPTEMBER 30, 1997


                                                                                Other
                                                         Historical        Acquisitions (a)           Pro Forma
                                                        ---------------    ------------------     ------------------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                  $ 2,104,882            $ (250,000)(c)        $ 1,854,882
Accounts receivable - trade, net                            13,746,675                     -             13,746,675
Inventories                                                  1,255,496                     -              1,255,496
Current deferred income taxes                                  470,000                     -                470,000
Prepaid expenses and other current assets                      571,693                     -                571,693
                                                        ---------------    ------------------     ------------------
        Total current assets                                18,148,746              (250,000)            17,898,746
                                                        ---------------    ------------------     ------------------

PROPERTY AND EQUIPMENT, net                                 53,058,514             2,380,614             55,439,128
RECEIVABLES - AFFILIATED COMPANIES                           1,164,150                     -              1,164,150
INTANGIBLE ASSETS                                           24,780,221             5,588,294 (b)         30,368,515
OTHER NONCURRENT ASSETS                                      1,066,796                     -              1,066,796
                                                        ===============    ==================     ==================
TOTAL ASSETS                                              $ 98,218,427           $ 7,718,908          $ 105,937,335
                                                        ===============    ==================     ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt                         $ 112,190                   $ -              $ 112,190
Accounts payable - trade                                     9,080,383                     -              9,080,383
Federal and state income taxes payable                       1,127,000                     -              1,127,000
Accrued expenses and other liabilities                       3,439,507                     -              3,439,507
Deferred revenue                                             1,168,132                     -              1,168,132
                                                        ---------------    ------------------     ------------------
    Total current liabilities                               14,927,212                     -             14,927,212
                                                        ---------------    ------------------     ------------------

LONG-TERM DEBT, NET OF CURRENT MATURITIES                   41,196,119             6,301,453 (c)         47,497,572
NONCURRENT DEFERRED INCOME TAXES                             5,108,000                     -              5,108,000
SHAREHOLDERS' EQUITY:
Preferred stock, undesignated, shares authorized -
    10,000,000, shares issued and outstanding - none                 -                     -                      -
Common stock, no par value, shares authorized -
    80,000,000, shares issued and outstanding:
    Historical - 11,527,857; Pro Forma - 11,591,491         23,246,093             1,417,455 (c)         24,663,548
Additional capital                                           8,500,000                     -              8,500,000
Retained earnings                                            5,511,583                     -              5,511,583
Shareholders' loans                                           (270,580)                    -               (270,580)
                                                        ---------------    ------------------     ------------------
        Total shareholders' equity                          36,987,096             1,417,455             38,404,551
                                                        ---------------    ------------------     ------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $ 98,218,427           $ 7,718,908          $ 105,937,335
                                                        ===============    ==================     ==================




              See Notes to Unaudited Pro Forma Balance Sheet Data.

                 Notes to Unaudited Pro Forma Balance Sheet Data

(a) Reflects adjustments resulting from the October 31, 1997 purchases of equipment and customer contracts related to the solid waste collection business of Garner Area Disposal and American Waste Systems, and the October 17, 1997 purchase of equipment and customer contracts related to the solid waste collection business of Royal DispozAll, as if these transactions occurred as of September 30, 1997.

(b) For purposes of the pro forma information, the excess of the purchase price over the historical net assets acquired has been considered to be goodwill and other intangible assets, pending the completion of appraisals and other purchase price allocation adjustments. The adjustment reflects the following:

           Estimated fair of equipment acquired             $2,380,614
            Liabilities assumed                                      -
                                                       ----------------
                                                             2,380,614
           Total consideration paid                          7,968,908
                                                       -----------------
                                                            $5,588,294
                                                        ================

(c) The components of cash used for the acquisitions are summarized as follows:

           Total consideration paid                            $ 7,968,908
           Proceeds from issuance of long-term debt             (6,301,453)
           Common stock issued                                  (1,417,455)
                                                           ----------------
           Cash paid for acquisitions                          $   250,000
                                                           =================

         The consideration paid to the sellers included the issuance of 63,634 shares of the Company's common stock with a fair value of approximately $1.4 million.

                             WASTE INDUSTRIES, INC.
                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                            BFI Rocky Mount-       Pro Forma         Other
                                            Historical           Kinston          Adjustments    Acquisitions         Pro Forma
                                          ----------------- -----------------------------------------------------  -----------------

REVENUES:
    Service revenues                          $ 82,723,386       $ 8,467,765             $ -     $ 12,123,200      $ 103,314,351
    Equipment sales                              1,111,699                 -               -                -          1,111,699
                                          -----------------   ---------------    ------------   --------------   ----------------
        Total revenues                          83,835,085         8,467,765               -       12,123,200        104,426,050
                                          -----------------   ---------------    ------------   --------------   ----------------

OPERATING COSTS AND EXPENSES:
  Cost of service operations                    52,034,716         5,636,312               -        7,403,760         65,074,788
  Cost of equipment sales                          692,408                 -               -                -            692,408
                                          -----------------   ---------------    ------------   --------------   ----------------
        Total cost of operations                52,727,124         5,636,312               -        7,403,760         65,767,196
                                          -----------------   ---------------    ------------   --------------   ----------------

  Selling, general and administrative           14,707,307           937,550               -          972,345         16,617,202
  Depreciation and amortization                  7,685,341           411,927         296,840 (a)    1,359,708 (a)      9,753,816
                                          -----------------   ---------------    ------------   --------------   ----------------
        Total operating costs and expenses      75,119,772         6,985,789         296,840        9,735,813         92,138,214
                                          -----------------   ---------------    ------------   --------------   ----------------

OPERATING INCOME                                 8,715,313         1,481,976        (296,840)       2,387,387         12,287,836

OTHER EXPENSE (INCOME):
  Interest expense                               2,006,097                 -         567,975 (b)      873,789 (b)      3,447,861
  Other                                           (434,189)                -               -                -           (434,189)
                                          -----------------   ---------------    ------------   --------------   ----------------
        Total other expense (income)             1,571,908                 -         567,975          873,789          3,013,672
                                          -----------------   ---------------    ------------   --------------   ----------------

INCOME BEFORE INCOME TAXES                       7,143,405         1,481,976        (864,815)       1,513,598          9,274,164

INCOME TAX EXPENSE:
  Current and deferred                           1,715,000           310,000 (c)    (181,000)(c)      316,000 (c)      2,160,000
  Effect of change in tax status                 4,300,000                 -               -                -          4,300,000
                                          =================   ===============    ============   ==============   ================
NET INCOME - HISTORICAL BASIS                  $ 1,128,405       $ 1,171,976 (c)  $ (683,815)(c)  $ 1,197,598 (c)    $ 2,814,164
                                          =================   ===============    ============   ==============   ================

PRO FORMA INCOME BEFORE
  INCOME TAXES                                 $ 7,143,405       $ 1,481,976      $ (864,815)     $ 1,513,598        $ 9,274,164

PRO FORMA INCOME TAXES                           2,765,000           593,000 (c)    (346,000)(c)      605,000 (c)      3,617,000
                                          -----------------   ---------------    ------------   --------------   ----------------

PRO FORMA NET INCOME                           $ 4,378,405         $ 888,976      $ (518,815)       $ 908,598        $ 5,657,164
                                          =================   ===============    ============   ==============   ================

PRO FORMA PRIMARY EARNINGS PER
  COMMON SHARE                                      $ 0.41                                                                $ 0.52
                                          =================                                                      ==================

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                            10,759,703                                                            10,823,337
                                          =================                                                      ==================






         See Notes to Unaudited Pro Forma Statement of Operations Data.

                             WASTE INDUSTRIES, INC.
                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA
                          YEAR ENDED DECEMBER 31, 1996



                                                              BFI Rocky Mount-     Pro Forma            Other
                                              Historical           Kinston        Adjustments       Acquisitions       Pro Forma
                                           ------------------ ---------------- ----------------  ------------------ ----------------

REVENUES:
    Service revenues                            $ 92,381,515     $ 9,526,236             $ -        $ 18,870,782    $ 120,778,533
    Equipment sales                                1,670,539               -               -                   -        1,670,539
                                           ------------------   -------------    ------------    ----------------   --------------
        Total revenues                            94,052,054       9,526,236               -          18,870,782      122,449,072
                                           ------------------   -------------    ------------    ----------------   --------------

OPERATING COSTS AND EXPENSES:
  Cost of service operations                      59,339,450       6,340,851               -          11,636,813       77,317,114
  Cost of equipment sales                          1,163,223               -               -                   -        1,163,223
                                           ------------------   -------------    ------------    ----------------   --------------
        Total cost of operations                  60,502,673       6,340,851               -          11,636,813       78,480,337
                                           ------------------   -------------    ------------    ----------------   --------------

  Selling, general and administrative             16,328,694       1,054,744               -           1,531,630       18,915,068
  Depreciation and amortization                    8,471,415         463,418         333,945 (a)       2,079,024 (a)   11,347,802
                                           ------------------   -------------    ------------    ----------------   --------------
        Total operating costs and expenses        85,302,782       7,859,013         333,945          15,247,467      108,743,207
                                           ------------------   -------------    ------------    ----------------   --------------

OPERATING INCOME                                   8,749,272       1,667,223        (333,945)          3,623,315       13,705,865

OTHER EXPENSE (INCOME):
  Interest expense                                 2,395,281               -         638,972 (b)       1,325,712 (b)    4,359,965
  Other                                             (694,895)              -               -                   -         (694,895)
                                           ------------------   -------------    ------------    ----------------   --------------
        Total other expense (income)               1,700,386               -         638,972           1,325,712        3,665,070
                                           ------------------   -------------    ------------    ----------------   --------------

NET INCOME - HISTORICAL BASIS                    $ 7,048,886     $ 1,667,223      $ (972,917)        $ 2,297,603     $ 10,040,795
                                           ==================   =============    ============    ================   ==============

PRO FORMA INCOME BEFORE
  INCOME TAXES                                   $ 7,048,886     $ 1,667,223      $ (972,917)        $ 2,297,603     $ 10,040,795

PRO FORMA INCOME TAXES                             2,845,000         667,000 (c)   (389,000) (c)        920,000  (c)   4,043,000
                                           ------------------   -------------    ------------    ----------------   --------------

PRO FORMA NET INCOME                             $ 4,203,886     $ 1,000,223      $ (583,917)        $ 1,377,603      $ 5,997,795
                                           ==================   =============    ============    ================   ==============

PRO FORMA PRIMARY EARNINGS PER
  COMMON SHARE                                        $ 0.43                                                               $ 0.61
                                           ==================                                                       ==============

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                               9,846,824                                                            9,910,458
                                           ==================                                                       ===============






         See Notes to Unaudited Pro Forma Statement of Operations Data.

            Notes to Unaudited Pro Forma Statement of Operations Data





(a)    Reflects amortization of goodwill and other intangible assets as follows:


                Nine Months Ended                           Year Ended
                September 30, 1997                       December 31, 1996
                ------------------                       -----------------
           BFI Rocky              Other             BFI Rocky           Other
         Mount-Kinston        Acquisitions        Mount-Kinston     Acquisitions
         -------------        ------------        -------------     ------------
            $ 296,840           $541,309             $333,945        $824,724

         The purchase of BFI Rocky Mount-Kinston and the Other Acquisitions have been, or will be, accounted for under the purchase method accounting. Under the purchase method of accounting, the total purchase price has been, or will be, allocated to the tangible and intangible assets acquired and liabilities assumed by the Company based on their respective fair values as of the acquisition date based upon valuations and other studies not yet available. For purposes of the pro forma information, the excess of the purchase price over the historical net assets of BFI Rocky Mount-Kinston and the Other Acquisitions has been considered to be goodwill and other intangible assets, pending the completion of appraisals and other purchase price allocation adjustments. The pro forma remaining excess purchase costs to be allocated has been amortized over a weighted-average period of approximately 25 years.

(b) Reflects additional interest expense to be incurred by the Company in connection with the purchase of BFI Rocky Mount-Kinston and the Other Acquisitions.

(c) From 1986 until May 9, 1997, the Company was subject to taxation under Subchapter S of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, during that time the net income of the Company, for federal and certain state income tax purposes, was reported by and taxable directly to the Company's shareholders, rather than to the Company. The Company's S Corporation status was terminated on May 9, 1997 and, accordingly, the Company became fully subject to federal and state income taxes on that date. Pro forma net income and earnings per share amounts have been computed as if the Company was subject to federal and all applicable state corporate income taxes for each period presented.

(c)  Exhibits.

2.1* Sale of Assets Agreement dated as of August 30, 1997, by and among the Registrant and Browning Ferris Industries of South Atlantic, Inc.

_____________________
* Previously filed.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WASTE INDUSTRIES, INC.

                                  By: /s/ Robert H. Hall
                                      Robert H. Hall
                                      Vice President and Chief Financial Officer


Date: November 13, 1997